UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 1, 2007
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
595 South Federal Highway
Suite 500
Boca Raton, FL 33432
(Address of Principal Executive Office) (Zip Code)
(561) 208-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
On August 1, 2007, the Registrant completed its previously announced sale of its telephone communications subsidiary, Percipia, Inc. (“Percipia”), to Net2Room.com Pte. Ltd., a Singapore company (“Net2Room”), in accordance with a Share Purchase Agreement (“Purchase Agreement”), dated as of July 12, 2007, among the Registrant, Percipia and Net2Room. Pursuant to the Purchase Agreement, the Registrant sold all of the issued and outstanding shares of Percipia to Net2Room for $3.7 million in cash plus working capital, subject to a post-closing adjustment. The Registrant intends to use the proceeds from the sale for working capital and to repay debt.
A copy of the Purchase Agreement is attached hereto as Exhibit 10.23, and is incorporated herein by reference. The summary contained in this Current Report on Form 8-K is qualified in its entirety by reference to the more detailed terms set forth in the Purchase Agreement, and investors are encouraged to review the full text of the Purchase Agreement.
Investors are cautioned about relying on representations, warranties, covenants, and agreements contained in the Purchase Agreement. The representations and warranties in the Purchase Agreement may be qualified by disclosure schedules that have not been filed with the Securities and Exchange Commission, may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes, and represent an allocation of risk as between the parties as part of the transaction reflected in the Purchase Agreement. Moreover, the representations and warranties may become incorrect after the date of the Purchase Agreement, and changes, if any, may not be reflected in the Registrant’s public disclosures. The covenants and agreements contained in the Purchase Agreement are solely for the benefit of the parties thereto, and compliance with each covenant and agreement may be waived, and the time for performance under each covenant and agreement may be extended, by the party entitled to the benefit of the covenant or agreement.
Section 8 — Other Events
Item 8.01. Other Events.
On August 2, 2007, the Registrant issued a press release announcing that it had completed the sale of Percipia, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The pro forma financial information relating to the disposition of Percipia is attached as Exhibit 99.2 to this Current Report on Form 8-K.
(d) Exhibits.

Exhibit	Description
10.23	Share Purchase Agreement, dated as of July 12, 2007, among Sunair Services Corporation, Percipia, Inc. and Net2Room.com Pte. Ltd.

99.1	Press Release, dated August 2, 2007

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information:

(i) Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2007

(ii) Unaudited Pro Forma Condensed Statement of Operations for the Six Months Ended March 31, 2007

(iii) Unaudited Pro Forma Condensed Statement of Operations for the Fiscal Year Ended September 30, 2006

(iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: August 7, 2007	By:	/s/ JOHN J. HAYES
John J. Hayes Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.23	Share Purchase Agreement, dated as of July 12, 2007, among Sunair Services Corporation, Percipia, Inc. and Net2Room.com Pte. Ltd.

99.1	Press Release, dated August 2, 2007

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information:

(i) Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2007

(ii) Unaudited Pro Forma Condensed Statement of Operations for the Six Months Ended March 31, 2007

(iii) Unaudited Pro Forma Condensed Statement of Operations for the Fiscal Year Ended September 30, 2006

(iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information